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
DIRECTORS                                    OFFICERS
Barton M. Biggs                              James W. Grisham
CHAIRMAN OF THE BOARD                        VICE PRESIDENT
  Chairman and Director, Morgan Stanley      Michael F. Klein
  Asset Management Inc. and Morgan Stanley   VICE PRESIDENT
  Asset Management Limited; Managing         Harold J. Schaaff,
  Director, Morgan Stanley & Co.             Jr.
  Incorporated; Director, Morgan Stanley     VICE PRESIDENT
  Group Inc.                                 Joseph P. Stadler
Warren J. Olsen                              VICE PRESIDENT
DIRECTOR AND PRESIDENT                       Valerie Y. Lewis
  Principal, Morgan Stanley Asset            SECRETARY
  Management Inc. and Morgan Stanley & Co.   Karl O. Hartmann
  Incorporated                               ASSISTANT SECRETARY
John D. Barrett II                           James R. Rooney
Chairman and Director,                       TREASURER
Barrett Associates, Inc.                     Joanna M. Haigney
Gerard E. Jones                              ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and CEO, Pinacle
L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave LLP

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                           U.S. REAL ESTATE PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1997

LETTER TO SHAREHOLDERS
-------

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

For the three months ended March 31, 1997, the Portfolio had a total return of 4.37% for the Class A shares and 4.24% for the Class B shares, as compared to a total return of 0.71% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index. The average annual total return for the year ended March 31, 1997 and the period from inception on February 24, 1995 through March 31, 1997 was 38.50% and 31.04%, respectively, for the Class A shares as compared to 33.17% and 23.83%, respectively, for the Index.

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)
----------------------------------------------------

                                               TOTAL RETURNS(2)
                                    ---------------------------------------
                                                  ONE      AVERAGE ANNUAL
                                       YTD       YEAR      SINCE INCEPTION
                                    ---------  ---------  -----------------
PORTFOLIO--CLASS A................       4.37%     38.50%         31.04%
PORTFOLIO--CLASS B(3).............       4.24      38.08          34.13
INDEX.............................       0.71      33.17          23.83

1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The publicly-quoted U.S. property sector continued to move into record territory during the first quarter of 1997, defying the prediction of many analysts who believed that a correction was in order following the sector's strong showing during the final quarter of 1996. Shares hit their highs for the quarter by early March, however, and the sector did begin a modest correction along with the broader equity markets by the end of the month. Looking back over the preceding period, we can identify two distinct phases. The first, beginning with the New Year and continuing through February, was marked by a continuation of market leadership by the office and hotel sectors. These two sectors, which were up 51.8% and 49.2% on a total return basis in 1996, showed a further 10% to 15% rise in the price of selected securities during the first two months of the year. This price performance is even more noteworthy given the heavy volume of secondary equity issuance activity, which topped $1.7 billion for the quarter for offices and $0.5 billion for hotel companies (vs. $4.4 billion for the real estate sector overall). The apartment and retail sectors, by contrast, continued their practice, begun in 1995, of lagging the broader market.

The second phase began with the onset of the real estate correction in mid-March. Amidst a deteriorating environment for equities generally, REIT investor attention became fixated suddenly on the specter of substantial IPO and secondary equity issuance by REITs generally and office REITs specifically. 1996, of course, bore witness to record new issuance activity, and market participants seemed to greet each new offering with enthusiasm. With new funds flows beginning to slow by the middle of the first quarter, however, the portent of as many as a dozen new office IPO's began to lead some industry observers to draw comparisons, somewhat belatedly, to the 1994 downturn in apartment REITs which was accentuated by that year's apartment IPO craze. Further disturbing investors were reports of seemingly high prices being paid by some office REITs in their dash to implement nationwide growth strategies. The mere rumor of ill discipline in the ranks of office entrepreneurs arrived like a flashback to the bad old days of the 1980's when the office sector was tarred with the brush of excessive growth, over-leverage and over-paying. The subsequent correction, which carried through into mid-April dragged down the valuations of the once-darlings of the office and hotel sector by as much as 15% to 20%.

Against the backdrop of this volatile first quarter, we have executed on a two-pronged strategy to re-position our Portfolio. In the first instance, we have engineered a modest realignment of the sector weightings in the Portfolio, bringing our apartment weightings up to a more modestly underweight 13.1% (vs. 22.3% for the benchmark). We would not be surprised to see our apartment holdings move to a market weighting by the second half of 1997. We also have begun to take a closer look at the retail sector. While we remain underweight in all three sub-components of retail, it is not impossible that we would move closer to a market weight position by late 1997. At the same time, we have continued a policy of reducing our overweight position in hotels, a move begun during 1996. And, we have, for the first time, begun to take some profits in our significant office and industrial portfolio. While we remain overweight in the sector, and believe that the bull market in office properties has further room to go, we are becoming increasingly cautious in the face of deteriorating TECHNICALS in the sector.

The second element of our repositioning strategy is a modest increase in the average market capitalization of our Portfolio. You may recall that we undertook a policy of replacing high multiple large cap REITs (particularly in the office and industrial sector) with smaller capitalization companies during the second and third quarters of 1996. Our theory, which was ultimately borne out, was that the rising tide of capital would permit small companies, which were then trading at 20% to 40% discounts to their peers, to raise cheap capital to grow into large cap status and obtain at the same time large cap valuation multiples. As we examine the investment landscape at the end of the first quarter, we believe that this theme has largely played out. In fact, the recent decline in the price of large cap office REITs has resulted in relatively attractive pricing for many of these companies for the first time since early 1996. As a result, we have begun to opportunistically replace small cap names with larger cap companies that enjoy in many cases the benefits of significant management infrastructure together with high quality property portfolios and superior customer/tenant franchises. If the pricing of REITs in the market permits us to continue to play out this theme, it is not unreasonable to expect that our Portfolio may see a substantial makeover as we enter into the second half of the year.

Russell C. Platt
PORTFOLIO MANAGER

Theodore R. Bigman
PORTFOLIO MANAGER

April 1997

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1997

                                                        VALUE
         SHARES                                         (000)
---------------                                        -------
COMMON STOCKS (94.2%)
  APARTMENT (12.9%)
        236,200    Associated Estates Realty Corp.     $ 5,285
        228,500    Avalon Properties, Inc. REIT          6,284
         85,400    Bay Apartment Communities, Inc.       3,064
        207,600    Essex Property Trust, Inc. REIT       6,202
        133,200    Evans Withycombe Residential, Inc.
                    REIT                                 2,747
         53,100    Gables Residental Trust REIT          1,354
        118,400    Irvine Apartment Communities, Inc.
                    REIT                                 3,360
         10,400    Merry Land & Investment Company,
                    Inc. REIT                              213
         90,700    Oasis Residential, Inc. REIT          2,041
         52,200    Paragon Group, Inc. REIT                887
                                                       -------
                                                        31,437
                                                       -------
  HEALTHCARE (8.5%)
         60,900    Assisted Living Concepts, Inc.          594
         54,700    Health Care Property Investors,
                    Inc.                                 1,812
         12,700    Healthcare Realty Trust, Inc.           348
         71,700    LTC Properties, Inc. REIT             1,192
        401,300    Nationwide Health Properties, Inc.
                    REIT                                 8,578
        262,300    Omega Healthcare Investors, Inc.
                    REIT                                 8,197
                                                       -------
                                                        20,721
                                                       -------
  LAND (2.7%)
        449,400    Atlantic Gulf Communities Corp.       2,472
        271,500    Catellus Development Corp.            4,140
                                                       -------
                                                         6,612
                                                       -------
  LODGING/LEISURE (14.6%)
        379,400    American General Hospitality Corp.
                    REIT                                10,339
         60,400    Capstar Hotel Co.                     1,691
        514,100    Host Marriott Corp.                   8,740
        473,000    John Q Hammons Hotels, Inc.           4,257
        346,100    Servico, Inc.                         6,100
        247,200    Suburban Lodges of America, Inc.      4,450
                                                       -------
                                                        35,577
                                                       -------
  MANUFACTURED HOME (6.9%)
        646,653    Chateau Properties, Inc. REIT        16,732
                                                       -------
  OFFICE AND INDUSTRIAL (29.9%)
  INDUSTRIAL (7.1%)
         72,100    East Group Properties REIT            2,001
        350,072    Meridian Industrial Trust, Inc.
                    REIT                                 8,095

                                                        VALUE
         SHARES                                         (000)
---------------                                        -------
  INDUSTRIAL (CONTINUED)
        184,843    Meridian Industrial Trust, Inc.,
                    REIT (Warrants)                    $ 1,317
         11,100    Meridian Point Realty Trust '83
                    REIT                                    34
        257,200    Pacific Gulf Properties, Inc. REIT    5,594
         10,000    Security Capital Industrial Trust
                    REIT                                   244
                                                       -------
                                                        17,285
                                                       -------
    OFFICE (19.9%)
        304,300    Arden Realty Group, Inc.              8,292
        580,454    Brandywine Realty Trust REIT         11,754
         30,000    Brookfield Properties Corp.             340
        319,800    Brookfield Properties Corp.
                    (Instalment Receipts -- second
                    instalment: c$6.50/Shr due on
                    2/13/98)                             2,116
        610,000    Great Lakes, Inc. REIT                7,930
        203,300    Koger Equity, Inc. REIT               3,507
        138,200    Parkway Properties, Inc.              3,317
          8,900    Reckson Associates Realty Corp.         410
         15,100    TriNet Corporate Realty Trust,
                    Inc. REIT                              477
        457,418    Trizec Hahn Corp. REIT               10,235
                                                       -------
                                                        48,378
                                                       -------
    OFFICE AND INDUSTRIAL (2.9%)
         26,000    Bedford Property Investors, Inc.
                    REIT                                   513
        241,200    Prentiss Properties Trust REIT        6,120
         13,400    Spieker Properties, Inc.                523
                                                       -------
                                                         7,156
                                                       -------
  TOTAL OFFICE AND INDUSTRIAL                           72,819
                                                       -------
  RETAIL (15.6%)
    REGIONAL MALL (8.9%)
         75,300    CBL & Associates Properties, Inc.     1,845
        413,000    First Union Real Estate REIT          5,472
         98,400    Simon DeBartolo Group, Inc., REIT     2,977
        199,300    Taubman Centers, Inc. REIT            2,591
        293,700    Urban Shopping Centers, Inc. REIT     8,811
                                                       -------
                                                        21,696
                                                       -------
    SHOPPING CENTER (1.4%)
          1,700    First Washington Realty Trust,
                    Inc.                                    38
        304,900    IRT Property Co. REIT                 3,354
          2,200    Ramco-Gershenson Properties Trust
                    REIT                                    39
                                                       -------
                                                         3,431
                                                       -------

                                                        VALUE
         SHARES                                         (000)
---------------                                        -------
  RETAIL (CONTINUED)
    STRIP CENTER (5.3%)
        418,100    Alexander Haagen Properties, Inc.
                    REIT                               $ 5,801
        551,700    Burnham Pacific Property Trust
                    REIT                                 7,034
                                                       -------
                                                        12,835
                                                       -------
  TOTAL RETAIL                                          37,962
                                                       -------
  SELF STORAGE (3.1%)
        272,300    Shurgard Storage Centers, Inc.,
                    Series A, REIT                       7,522
                                                       -------
TOTAL COMMON STOCKS (Cost $203,723)                    229,382
                                                       -------
PREFERRED STOCKS (1.0%)
  SHOPPING CENTER (1.0%)
         81,800    First Washington Realty Trust,
                    Series A                             2,413
         33,150    Great Lakes, Inc. REIT                   --
                                                       -------
TOTAL PREFERRED STOCKS (Cost $2,290)                     2,413
                                                       -------

     FACE
    AMOUNT
     (000)
---------------
CORPORATE BOND (0.6%)
  OFFICE (0.6%)
$         2,934    Brookfield Properties Corp.
                    (Instalment Receipts -- second
                    instalment: c$50.00 per debenture
                    due on 2/13/98) 6.00%, 2/14/07
                    (Cost $1,098)                      $ 1,421
                                                       -------
SHORT-TERM INVESTMENT (0.7%)
  REPURCHASE AGREEMENT (0.7%)
          1,716    Chase Securities, Inc. 6.00%,
                    dated 3/31/97, due 4/1/97, to be
                    repurchased at $1,716,
                    collateralized by U.S. Treasury
                    Notes, 5.5%, due 12/31/00, valued
                    at $1,755 (Cost $1,716)              1,716
                                                       -------
TOTAL INVESTMENTS (96.5%) (Cost $208,827)              $234,932
                                                       -------
OTHER ASSETS AND LIABILITIES (3.5%)
  Other Assets                                         $ 9,294
  Liabilities                                             (650)
                                                       -------
                                                         8,644
                                                       -------
NET ASSETS (100%)                                      243,576
                                                       -------
                                                       -------
                                                        VALUE
                                                        (000)
                                                       -------

CLASS A:
NET ASSETS                                             $236,921
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 15,755,874 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)          $15.04
                                                       -------
                                                       -------
CLASS B:
NET ASSETS                                              $6,655
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 443,605 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                $15.00
                                                       -------
                                                       -------
 -----------------------------------
 REIT -- Real Estate Investment Trust